                               SHAREHOLDERS' AGREEMENT

       THIS SHAREHOLDERS' AGREEMENT dated as of November 6, 1998 is made by and among Finisar Corporation, a California corporation (the "Company"), the undersigned holders of the Company's Common Stock (collectively the "Employee Holders" and each individually an "Employee Holder") and the undersigned holders (the "Purchasers") of Series A Preferred Stock of the Company (the "Preferred Shares").

                                     WITNESSETH:

       WHEREAS, the parties desire to set forth certain rights and restrictions related to the ownership and disposition of their respective shares of capital stock in the Company (referred to from time to time as "shares");

       NOW, THEREFORE, in consideration of the premises and the mutual promises set forth in this Agreement,

       THE PARTIES AGREE AS FOLLOWS:

       1. RESTRICTIONS ON TRANSFER OF SHARES BY EMPLOYEE HOLDERS. Except as otherwise provided in this Agreement, the Employee Holders will not sell, assign, transfer, pledge, hypothecate, or otherwise encumber or dispose of in any way, all or any part of or any interest in the shares now or hereafter owned or held by him. Any sale, assignment, transfer, pledge, hypothecation or other encumbrance or disposition of shares not made in conformance with this Agreement shall be null and void, shall not be recorded on the books of the Company and shall not be recognized by the Company.

       2.     PREEMPTIVE RIGHT.

              2.1    DEFINITIONS.

                     (a) EQUITY SECURITIES. For purposes of this Agreement, the term "Equity Securities" shall mean any securities having voting rights in the election of the Board of Directors or any securities evidencing an ownership interest in the Company, or any securities convertible into or exercisable for any shares of the foregoing, or any agreement or commitment to issue any of the foregoing.

                     (b) HOLDERS. For purposes of this Agreement, the term "Holders" shall mean the Purchasers or persons who have acquired shares from any of such persons or their transferees or assignees in accordance with the provisions of this Agreement.

              2.2 THE RIGHT. If the Company shall issue any Equity Securities, it shall offer to sell to each Holder a Ratable Portion of such Equity Securities on the same terms and conditions and at the lowest price as are issued in such offering as such Equity Securities are issued to any person. "Ratable Portion" shall mean that portion of such Equity Securities that bears the same ratio to all such Equity Securities (including for this purpose all Equity Securities which may be purchased by all Holders pursuant to this Section
2) as the number of shares of Common Stock held by the Holder, from conversion of the Preferred Shares and the number of


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shares of Common Stock into which the Preferred Shares held by the Holder are then convertible, bears to the Outstanding Common Shares.  "Outstanding
Common Shares" means all shares of Common Stock then outstanding and all shares of Common Stock issuable upon conversion of all convertible securities then outstanding (except the Equity Securities so issued and any stock options and warrants).

              2.3 NOTICE. The Company shall give written notice of the proposed issuance of Equity Securities to each Holder not later than twenty (20) days prior to issuance. Such notice shall contain all material terms and conditions of the issuance and of the Equity Securities. Each Holder may elect to exercise all or any portion of its rights under this Section 2 by giving written notice to the Company within fifteen (15) days of the Company's notice. If the consideration paid by others for the Equity Securities is not cash, the value of the consideration shall be determined in good faith by the Company's Board of Directors, and any electing Holder which cannot for any reason pay for the Equity Securities in the form of non-cash consideration may pay the cash equivalent thereof, as determined by the Board of Directors. All payments shall be delivered by electing Holders to the Company not later than the date specified by the Company in its notice, but in no event earlier than twenty (20) days after the Company's notice. Each Holder shall have a right of overallotment such that, if any other Holder fails to exercise the right to purchase its full Ratable Portion of the Equity Securities, the other participating Holders may, before the date ten (10) days following the expiration of the fifteen (15) day period, set forth above, exercise an additional right to purchase, on a pro rata basis, the Equity Securities not previously purchased by so notifying the Company, in writing, within such ten
(10) day period. Each Holder shall be entitled to apportion Equity Securities to be purchased among its partners and affiliates, provided that such Holder notifies the Company of such allocation.

              2.4 LIMITATION. The provisions of this Section 2 shall not apply to (i) issuances after the date of this Agreement of up to 6,075,611 shares of Common Stock (and options to purchase such Common Stock including options currently outstanding and exercised pursuant to such stock option plan) to employees, officers, directors and consultants of the Company (adjusted for any stock splits, stock dividends, recapitalizations and the like after the date hereof), which number includes all existing options outstanding as of the date hereof; (ii) issuances pursuant to a firmly underwritten public offering registered under the Securities Act of 1933, as amended (the "Securities Act"); and (iii) issuances of Common Stock upon conversion of the Preferred Shares.

       3.     AGREEMENTS AMONG THE COMPANY, THE PURCHASERS AND THE EMPLOYEE
HOLDERS.

              3.1    RIGHTS OF REFUSAL.

                     (a) THE COMPANY'S RIGHT. If at any time an Employee Holder proposes to sell Equity Securities to one or more third parties pursuant to an understanding with such third parties in a transaction (the "Transfer"), then the Employee Holder shall give the Company and each Holder written notice of his intention (the "Transfer Notice"), describing the offered shares ("Offered Shares"), the identity of the prospective transferee and the consideration and the material terms and conditions upon which the proposed Transfer is to be made. The Transfer Notice shall certify that the Employee Holder believes in good faith he or she has received a firm offer from the prospective transferee and in good faith believes a binding agreement for Transfer is obtainable on the terms set forth, and shall also include a copy of any written proposal or letter of intent or other agreement relating to the proposed Transfer. The Company shall have an option for a period of ten (10) days from receipt of the Transfer Notice to purchase the Offered Shares at the same price and subject to the same material terms and conditions as described in the Transfer Notice. The Company may only exercise such purchase option and, thereby, purchase all, and not less than all, of the Offered Shares, by notifying the Employee Holder in writing, before expiration of the initial ten (10) day period as to the number of such shares which it wishes to purchase. If the Company gives the Employee Holder notice that it desires to purchase such shares, then payment for the Offered Shares shall be by check or wire transfer, against delivery of the Offered Shares to be purchased at a place agreed upon between the parties and at the time of the scheduled closing therefor. If the Company fails to purchase all of the Offered Shares by exercising the option granted in this Section 3.1(a) within the period provided, the Employee Holder shall be subject to the options granted to the Holders pursuant to this Agreement.

                     (b) THE HOLDERS' RIGHT. Subject only to the Company's right set forth in Section 3.1(a), if at any time an Employee Holder proposes a Transfer, then, after the Company has declined its option, the Employee Holder shall give each Holder an additional Transfer Notice describing the Offered Shares, the identity of the prospective transferee and the consideration and the material terms and conditions upon which the proposed Transfer is to be made. The Transfer Notice shall certify that the Employee Holder has received a firm offer from the prospective transferee and in good faith believes a binding agreement for Transfer is obtainable on the terms set forth, and shall also include a copy of any written proposal or letter of intent or other agreement relating to the proposed Transfer. The Company, upon request of the Employee Holder, will provide a list of the addresses of the Holders.

                     (c) HOLDER OPTION. The Holders shall have an option for a period of twenty (20) days from the Holder's receipt of the Transfer Notice from the Employee Holder set forth in Section 3.1(b) to purchase their respective pro rata shares of the Offered Shares at the same price and subject to the same material terms and conditions as described in the Transfer Notice. Each of such persons may exercise such purchase option and, thereby, purchase all or any portion of his or its pro rata shares (with any reallotments as provided below) of the Offered Shares, by notifying the Employee Holder and the Company in writing, before expiration of the initial twenty (20) day period as to the number of such shares which he or it wishes to purchase. Each Holder's pro rata share of the Offered Shares shall be a fraction of the Offered Shares, of which the number of shares of Common Stock which have been issued and are held by such Holder or issuable upon conversion of the Preferred Shares or exercise of warrants held by such Holder on the date of the Holder's receipt of the Transfer Notice from the Employee Holder (the "Notice Date") shall be the numerator and the total number of shares of Common Stock issued or issuable upon conversion of all Preferred Shares or exercise of warrants held by all Holders on the Notice Date shall be the denominator. Each Holder shall have a right of overallotment such that, if any other Holder fails to exercise the right to purchase its full pro rata share of the Offered Shares, the other participating Holders before the date ten (10) days following the expiration of the initial twenty (20) day period, exercise an additional right to purchase, on a pro rata basis, the Offered Shares not previously purchased by so notifying the Employee Holder and the Company, in writing, within such ten (10) day period. Each Holder shall be entitled to apportion the Offered Shares to be purchased among its partners and affiliates, provided that such Holder notifies the Employee Holder of such allocation. If a Holder gives the Employee Holder notice that it desires to purchase its share and, as the case may be, its overallotment, then payment for the Offered Shares shall be by check or wire transfer, against delivery of the Offered Shares to be purchased at a place agreed upon between the parties and at the time of the scheduled closing therefor.

                     (d) FAILURE TO NOTIFY. If the Holders fail to purchase all of the Offered Shares by exercising the options granted in this Section 3.1 within the periods provided, the Employee Holder shall be entitled for a period of sixty (60) days thereafter to complete the proposed Transfer of the balance of such shares not purchased by the Holders upon the terms and conditions specified in the Transfer Notice. If the Employee Holder has not so transferred the Offered Shares during such period, the Employee Holders shall not thereafter make a Transfer of shares without again first offering such shares to the other parties in the manner provided in this Section 3.1.

              3.2    RIGHT OF CO-SALE.

                     (a) THE RIGHT. If at any time an Employee Holder proposes to sell any shares of Equity Securities to any third party in a transaction (the "Transaction") and the Company and the Holders as a group do not exercise their respective rights of refusal as to the Offered Shares pursuant to Section 3.1, then each Holder (a "Selling Holder" for purposes of this subsection 3.2) which notifies the Employee Holder in writing within twenty
(20) days after receipt of the Transfer Notice referred to in Section 3.1(a), shall have the opportunity to sell a pro rata portion of Equity Securities which the Employee Holder proposes to sell to such third party in the Transaction. In such instance, the Employee Holder shall assign so much of his interest in the proposed agreement of sale as the Selling Holder shall be entitled to and shall request hereunder, and the Selling Holder shall assume such part of the obligations of the Employee Holder under such agreement as shall relate to the sale of the securities by the Selling Holder. For the purposes of this
Section 3.2, the "pro rata portion" which the Selling Holder shall be entitled to sell shall be an amount of Equity Securities (assuming the exercise and conversion of all such securities to Common Stock) equal to a fraction of the total amount of Equity Securities (assuming the exercise and conversion of all such securities to Common Stock) proposed to be sold. The numerator of such fraction shall be the number of Equity Securities (assuming the exercise and conversion of all such securities to Common Stock) owned by a Selling Holder (exclusive of the options referenced in clause (i) of Section 2(d)) and the denominator shall be the total number of Equity Securities (assuming the exercise and conversion of all such securities to Common Stock) owned by all participating Selling Holders and the Employee Holder. Each Selling Holder shall notify the Employee Holder whether it elects to sell an amount equal to, more than or less than its pro rata share of the Equity Securities so offered. Each Holder shall have a right of overallotment such that if any other Holder fails to exercise its co-sale right to sell its pro rata portion of the Offered Shares, the participating Holders may exercise an additional right to sell, on a pro rata basis, the Offered Shares not previously sold by so notifying the Employee Holder in writing. Each Selling Holder shall be entitled to apportion Equity Securities to be sold among its partners and affiliates, provided that such Selling Holder notifies the Employee Holder of such allocation.

                     (b) FAILURE TO NOTIFY. If within twenty (20) days after the Employee Holder gives his aforesaid notice to the Holders, the Holders do not notify the Employee Holder that they desire to sell all of their pro rata portions of the Equity Securities described in such notice for the price and on the terms and conditions set forth therein, then the Employee Holder may, subject to Section 3.1 hereof and the overallotment right, sell during a period of sixty (60) days thereafter such Equity Securities as to which the Holders do not elect to sell. Any such sale shall be made only to persons identified in the Employee Holder's notice and at the same price and upon the same terms and conditions as those set forth in the notice. In the event the Employee Holder has not sold the Equity Securities or entered into an agreement to sell the Equity Securities within such sixty (60) day period, the Employee Holder shall not thereafter sell any Equity Securities without first notifying the Holders in the manner provided above and giving the same sales opportunity.

              3.3 LIMITATIONS TO RIGHTS OF LAST REFUSAL AND CO-SALE. Notwithstanding the provisions of Section 3.1 and 3.2 of this Agreement, each Employee Holder may sell or otherwise assign, with or without consideration,
(i) up to ten (10) percent of the Employee Holder's Equity Securities held by him on the date hereof, in any one full year, up to an aggregate of twenty (20) percent of such Employee Holder's Equity Securities, and (ii) Equity Securities to any spouse or member of his immediate family, or to a custodian, trustee (including a trustee of a voting trust), executor, or other fiduciary for the account of his spouse or members of his immediate family, or to a trust for himself, or a charitable remainder trust, as to which sales the provisions of
Section 3.2 shall not apply; provided, that each such transferee or assignee, prior to the completion of the sale, transfer, or assignment shall have executed documents assuming the obligations of the Employee Holder under this Agreement with respect to the transferred securities.

       4. ASSIGNMENTS AND TRANSFERS. The rights granted pursuant to this Agreement may be freely assigned or transferred by any Holder.

       5. LEGEND. Each existing or replacement certificate for shares now owned by the Employee Holders shall bear the following legend upon its face:

              "THE OWNERSHIP, TRANSFER, ENCUMBRANCE, PLEDGE, ASSIGNMENT, OR OTHER DISPOSITION OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED THEREBY, ARE SUBJECT TO THE RESTRICTIONS CONTAINED IN A SHAREHOLDERS' AGREEMENT, A COPY OF WHICH IS ON FILE AT THE OFFICE OF THE COMPANY."

       6. EFFECT OF CHANGE IN COMPANY'S CAPITAL STRUCTURE. Appropriate adjustments shall be made in the number, exercise price and class of shares in the event of a stock dividend, stock split, reverse stock split, combination, reclassification or like change in the capital structure of the Company. If, from time to time, there is any stock dividend, stock split or other change in the character or amount of any of the outstanding stock of the Company, then in such event any and all new, substituted or additional securities to which the Employee Holders are entitled by reason of the Employee Holders' ownership of the stock shall be immediately subject to the rights and obligations set forth in Sections 2 and 3 with the same force and effect as the stock subject to such rights immediately before such event.

       7. NOTICES. Any notice required or permitted by any provision of this Agreement shall be given in writing, and shall be delivered either personally or by registered or certified mail, postage prepaid, addressed (i) in the case of the Employee Holder to his address as is designated in writing from time to time by such party, (ii) in the case of the Company, to its principal office, (iii) in the case of any Purchaser which is an original party to this Agreement at the address of such Purchaser as set forth in the Schedule of Purchasers attached as EXHIBIT A hereto or such other address for such Purchaser as shall be designated in writing from time to time by such Purchaser, and,
(iv) in the case of any transferee of a party to this Agreement or its transferee, to such transferee at its address as designated in writing by such transferee to the Company from time to time.

       8. BINDING EFFECT. This Agreement and each and every term, covenant and condition thereof, including all restrictions herein contained upon the sale, transfer, assignment or other disposition or encumbrance of stock, shall be binding upon and inure to the benefit of the transferees, legatees, donees, heirs, executors, administrators, personal representatives, successors and assigns of each of the parties.

       9. TERM. The term of this Agreement shall expire upon the earliest of (i) immediately prior to the closing of the Company's first firmly underwritten public offering registered under the Securities Act of 1933, as amended, the terms of which cause an automatic conversion of the Preferred Shares into Common Stock pursuant to the Company's then existing Articles of Incorporation, or (ii) 10 years from the date hereof, or (iii) as to any Purchaser which (with its affiliates) holds less than 25% of the shares purchased pursuant to the Securities Purchase Agreement, dated November 6, 1998, by and among the Company, the Founders (as defined therein) and each of the Purchasers named on SCHEDULE 1 thereto.

       10. ENTIRE AGREEMENT. This instrument contains the entire understanding of the parties with respect to the subject matter hereof, supersedes all other agreements between or among any of the parties with respect to the subject matter hereof and cannot be altered or otherwise amended except pursuant to an instrument in writing signed by each of the parties to this Agreement. This Agreement shall be interpreted under the laws of the State of California without reference to its principles of conflicts of law, The Employee Holders and the Company each represent and warrant to the Purchasers that they have not entered into any agreements and are not bound by any covenants or other provisions that would prevent them from complying with each of the provisions of this Agreement.

       11. ATTORNEYS' FEES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the Securities Purchase Agreement or the Articles of Incorporation, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

       12. AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company, the written consent of the Employee Holders holding more than 50% of the Common Stock then held by all Employee Holders as a group, and the written consent of the holders of more than 50% of the Common Stock issued or issuable upon conversion of the Preferred Shares then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities have been converted), each future holder of all such securities, and the Company.

       13. RIGHTS; SEPARABILITY. Unless otherwise expressly provided herein, an Employee Holder's rights hereunder are several rights, not rights jointly held with any other Employee Holder. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


                 [Remainder of this page intentionally left blank.]


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


       IN WITNESS WHEREOF, this Agreement has been duly executed effective as of the date and year first above written.

                                         FINISAR CORPORATION:



                                         By: /s/ Jerry S. Rawls
                                            ------------------------------------
                                                Jerry S. Rawls
                                                President


                                         EMPLOYEE HOLDERS:


                                         /s/ Jerry S. Rawls
                                         ---------------------------------------



                                         /s/ Frank H. Levinson
                                         ---------------------------------------

 PURCHASERS:


 TA INVESTORS LLC
 By:    TA Associates, Inc.
        its Manager

 /s/ Michael Child
 ----------------------------------------
 Michael Child
 Managing Director


 ADVENT ATLANTIC AND PACIFIC III L.P.
 By:    TA Associates AAP III Partners
        its General Partner
 By:    TA Associates, Inc.
        its General Partner

 /s/ Michael Child
 ----------------------------------------
 Michael C. Child
 Managing Director


 TA/ADVENT VIII L.P.
 By:    TA Associates VIII LLC
        its General Partner
 By:    TA Associates, Inc.
        its Manager

 /s/ Michael Child
 ----------------------------------------
 Michael C. Child
 Managing Director


 TA EXECUTIVES FUND LLC
 By:    TA Associates, Inc.
        its Manager

 /s/ Michael Child
 ----------------------------------------
 Michael C. Child
 Managing Director


                    SIGNATURE PAGE TO SHAREHOLDERS' AGREEMENT

 SUMMIT VENTURES V, L.P.
 By:    Summit Partners V, L.P.
        its General Partner
 By:    Summit Partners, LLC
        its General Partner

 /s/ Walter G. Kortschak
 ---------------------------------------
 Member
 Name: Walter G. Kortschak
      -------------------------

 SUMMIT V COMPANION FUND, L.P.
 By:    Summit Partners V, L.P.
        its General Partner
 By:    Summit Partners, LLC
        its General Partner

 /s/ Walter G. Kortschak
 ---------------------------------------
 Member
 Name: Walter G. Kortschak
      -------------------------

 SUMMIT V ADVISORS FUND, L.P.
 By:    Summit Partners, LLC
        its General Partner

 /s/ Walter G. Kortschak
 ---------------------------------------
 Member
 Name: Walter G. Kortschak
      -------------------------

 SUMMIT V ADVISORS FUND (QP), L.P.
 By:    Summit Partners, LLC
        its General Partner

 /s/ Walter G. Kortschak
 ---------------------------------------
 Member
 Name: Walter G. Kortschak
      -------------------------

 SUMMIT INVESTORS III, L.P.

 /s/ Walter G. Kortschak
 ---------------------------------------
 General Partner
 Name: Walter G. Kortschak
      -------------------------

                    SIGNATURE PAGE TO SHAREHOLDERS' AGREEMENT

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

 WS INVESTMENT CO. 98-B

 /s/ Blair W. Stewart, Jr.
 ---------------------------------------
 Blair W. Stewart, Jr.


 PICKARD FAMILY TRUST

 /s/ W. Jeffers Pickard
 ---------------------------------------
 W. Jeffers Pickard
 Trustee


 STANFORD UNIVERSITY

 /s/ Carol Gilmer
 ---------------------------------------
 Carol Gilmer


 UNIVERSAL TECHNOLOGY, INC.

 /s/ John Gallant
 ---------------------------------------
 John Gallant
 President

                    SIGNATURE PAGE TO SHAREHOLDERS' AGREEMENT

 JOHN GALLANT

 /s/ John Gallant
 ---------------------------------------
 John Gallant


 ROBERT CURTIN

 /s/ Robert Curtin
 ---------------------------------------
 Robert Curtin


 MICHAEL MAICHEN

 /s/ Michael Maichen
 ---------------------------------------
 Michael Maichen


 STEPHEN DICHIARA

 /s/ Stephen Dichiara
 ---------------------------------------
 Stephen Dichiara

                    SIGNATURE PAGE TO SHAREHOLDERS' AGREEMENT

                                      12